

Exhibit 99.1

Investor Presentation

THE DIXIE GROUP

May 2011



Forward-Looking Statements

THE DIXIE GROUP

- Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company's results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company's business. Issues related to the availability and price of energy may adversely affect the Company's operations. Additional information regarding these and other factors and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.

- General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information.

Dixie History

THE DIXIE GROUP


DIXIE MERCERIZING COMPANY
Dixie
20

- Began operations in 1920
- Entered floorcovering in 1993 and exited textiles in 1999 – now 100% floorcovering
- Refined focus on upper end markets in 2004
- Traditionally we have outperformed the industry and expect to do so in the future

Dixie Today

THE DIXIE GROUP



- **Commitment to brands in the upper-end market with strong growth potential**
- **Diversified between Commercial and Residential markets**
- **Diversified customer base**
  - **Top 10 carpet customers – 17% of carpet sales**
  - **Top 20 carpet customers – 20% of carpet sales**

New and Existing Home Sales
Seasonally Adjusted Rate

THE DIXIE GROUP


New 1,000
Existing 1,000
New Homes
Existing Homes
1,000
900
800
700
600
500
400
300
200
100
7,000
6,500
6,000
5,500
5,000
4,500
4,000
3,500
Jan
July
Jan
July
Jan
July
Jan
July
Jan
2007
2008
2009
2010

March 2011:

- Uneventful news …
- New home sales dropped to 250 thousand.
- Existing home sales dropped to 4.88 million.
- Home sales are so weak and inventories are so high that downward price pressure continues.
- NAR says that home sales are constrained primarily by very tight credit standards and low home appraisal valuations.

Source: National Association of Realtors (existing) and census.gov/const/c25 (new).
Next release March 2011

Residential Remodeling
Owner-Occupied Improvements*

THE DIXIE GROUP

Millions of dollars



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Jan '10
Feb
Mar
Apr
May
Jun
Jly
Aug
Sep
Oct
Nov
Dec
Jan
Feb '11
Expenditures decreased to a rate of $109 billion in February.
That was 7.2% below one year ago.

*Census discontinued a broader survey of remodeling in 2008. It included rental, vacant and seasonal properties.

http://www.census.gov/const/www/c30index.html, Private construction

The Industry

THE DIXIE GROUP



Mfg Value US Carpet and Rug Mill Shipments
($ 000's)
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
12 to 18 months dips during recessionary times
Multi-year decline
1963
1966
1969
1972
1975
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008

Source: U.S. Census Bureau & CRI Estimate

The Industry versus GDP

THE DIXIE GROUP



Value of U.S. Carpet and Rug Mill Shipments versus Gross Domestic Product
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
Mfg Value US Carpet and Rugs
GDP

2010:

- We are starting to see a rebound in the relationship between carpet and rug shipments and GDP
- We believe that the long-term trend will once again be restored once purchases of existing homes rebounds

The Industry versus Fixed Investment

THE DIXIE GROUP


Fixed Investment as % of GDP
(U.S.Dept. of Commerce)
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1969 Q1
1970 Q1
1971 Q1
1972 Q1
1973 Q1
1974 Q1
1975 Q1
1976 Q1
1977 Q1
1978 Q1
1979 Q1
1980 Q1
1981 Q1
1982 Q1
1983 Q1
1984 Q1
1985 Q1
1986 Q1
1987 Q1
1988 Q1
1989 Q1
1990 Q1
1991 Q1
1992 Q1
1993 Q1
1994 Q1
1995 Q1
1996 Q1
1997 Q1
1998 Q1
1999 Q1
2000 Q1
2001 Q1
2002 Q1
2003 Q1
2004 Q1
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
Residential Fixed Investment % of GDP
Residential 62 Yr Average
Comercial Structures Fixed Investment as % of GDP
Commercial 62 Yr Average

Consumer Sentiment
University of Michigan

1966 = 100


100
95
90
85
80
75
70
65
60
55
50
45
Jan
Mar
May
Jly
Sep
Nov
Overall Sentiment
Expectations for the Future
2007
2008
2009
2010

March 2011:

- The consumer is worried.
- Confidence is headed in the wrong direction primarily due to rising food and gas prices.
- Consumers are perceiving the economy is slowly improving.
- Only 11% of households expect inflation adjusted income gains over the next year.
- This portion of the consumers who expect the economy to improve dropped to 21% in March from 40% in February.

Source: University of Michigan Consumer Sentiment Survey.

The Stock Market

THE DIXIE GROUP


Dow Jones Industrial Average
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1/3/2007
3/3/2007
5/3/2007
7/3/2007
9/3/2007
11/3/2007
1/3/2008
3/3/2008
5/3/2008
7/3/2008
9/3/2008
11/3/2008
1/3/2009
3/3/2009
5/3/2009
7/3/2009
9/3/2009
11/3/2009
1/3/2010
3/3/2010
5/3/2010
7/3/2010
9/3/2010
11/3/2010
1/3/2011
3/3/2011

April 2011:

- The stock market continues to rally.
- The market is being driven by rising asset prices.
- For now, high unemployment and the prospects of sinking house prices are not holding back the stock market rally.

2009 U.S. Carpet Manufacturers

THE DIXIE GROUP

Carpet & Rug Sales	Dollars in Millions		% Total
Shaw	$	3,025	31.4%
Mohawk	$	2,479	25.8%
Beaulieu	$	857	8.9%
Interface	$	423	4.4%
The Dixie Group	$	199	2.1%
Others	$	2,642	27.4%
Total Industry	$	9,625	100.0%

The Industry

THE DIXIE GROUP

2006 Broadloom Carpet End Use

Sales $10.19 Billion


Commercial
35%
Residential
65%

2010 Broadloom Carpet End Use

Sales $7.02 Billion


Commercial
43%
Residential
57%

Commercial %
2001 – 2010
From 32% to 43%

Source: CRI

Dixie Group Carpet Sales

THE DIXIE GROUP

Dixie Q1 2011 trailing 12 months Carpet and Rug Sales by End Market

Commercial %
2001 – 2010
From 29% to 38%


High-End Commercial 30%
High-End Residential 70%

Broadloom Sales Dollars % Change vs. Prior Yr Quarter

THE DIXIE GROUP



Industry
Dixie
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
Precent Change
1st QT 2006
2nd QT 2006
3rd QT 2006
4th QT 2006
1st QT 2007
2nd QT 2007
3rd QT 2007
4th QT 2007
1st QT 2008
2nd QT 2008
3rd QT 2008
4th QT 2008
1st QT 2009
2nd QT 2009
3rd QT 2009
4th QT 2009
1st QT 2010
2nd QT 2010
3rd QT 2010
4th QT 2010
1st QT 2011

Broadloom Square Yards % Change vs. Prior Yr Quarter

THE DIXIE GROUP



Industry
Dixie
Precent Change
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
1st QT 2006
2nd QT 2006
3rd QT 2006
4th QT 2006
1st QT 2007
2nd QT 2007
3rd QT 2007
4th QT 2007
1st QT 2008
2nd QT 2008
3rd QT 2008
4th QT 2008
1st QT 2009
2nd QT 2009
3rd QT 2009
4th QT 2009
1st QT 2010
2nd QT 2010
3rd QT 2010
4th QT 2010
1st QT 2011

Residential Positioning of The Dixie Group

THE DIXIE GROUP



ESTIMATED TOTAL WHOLESALE MARKET
FOR CARPETS AND RUGS:
VOLUME AND PRICE POINTS
Positioning of Dixie Brands by Price Point Segment
(Over $20 per SQ YD)
BROADLOOM RESIDENTIAL SALES = $7.0 Billion (2009 $'s)
ESTIMATED DATA
TOTAL MARKET: SQUARE YARDS
OR SALES DOLLARS
35% Market Share
Masland
Dixie Home
Fabrica
$0
$7
$14
$21
$28
$35
$42
$49
INDUSTRY
AVERAGE
PRICE / SQ YD

Note: Industry average price is based on sales reported through industry sources.

Excerpt from KSA Study dated May 6, 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc.

Dixie High-End Residential Sales

THE DIXIE GROUP

Year 2006



Fabrica, 26%
Masland, 42%
Dixie Home, 32%

Year Q1 2011 TTM



Fabrica, 18%
Masland, 41%
Dixie Home, 41%



Dixie Group High-End Residential Sales (all brands)

THE DIXIE GROUP





Sales by Channel for Q1 2011 TTM
Other, 1%
Distributor, 1%
Specialty – OEM, 1%
Builder, 4%
Commercial, 2%
National Retailers, 2%
Mass Merchant, 14%
Designer, 20%
Retailer, 56%



Sales by Channel for Q1 2011 TTM


Distributor, 1%
Builder, 2%
Mass Merchant, 34%
Retailer, 63%



- **Well-styled moderate to upper priced residential broadloom line**
- **Dixie provides a "full line" to retailers**
- **Leverage needed by fiber suppliers for market access**
- **Selective distribution strategy attractive to retailers**
- **Growth initiatives**
  - **Stainmaster ® value products**
  - **Durasilk (polyester) collection**

Masland CARPETS & RUGS

THE DIXIE GROUP



Sales by Channel for Q1 2011 TTM


Commercial, 5%
Other, 1%
Builder, 5%
National Retailers, 1%
Designer, 31%
Retailer, 56%



- **Leading high-end brand with reputation for innovative styling, design and color**
- **High-end retail / designer driven**
- **Hand crafted and imported rugs**
- **Growth initiative**
  - **New Stainmaster ® value products**
  - **Wool products**
    - **First introductions in 2007**
    - **Now offering complete line to the industry**



Sales by Channel for Q1 2011 TTM


Specialty –OEM, 5%
Other, 6%
Builder, 3%
National Retailers, 8%
Retailer, 40%
Designer, 38%



- **Premium high-end brand**
- **Designer focused**
- **Hand crafted and imported rugs**
- **Growth initiative**
  - New products, heightened focus on retail penetration
  - Full service supplier of wool to the designer trade with excellent service and support

Masland contract

THE DIXIE GROUP





Sales by Channel for Q1 2011 TTM


Other, 7%
Government, 1%
Retail, 11%
Health Care, 2%
Specified Design, 43%
Hospitlality, 23%
Restaurant, 5%
International, 8%

Channels: Interior Design Specifier and Commercial End User

Masland contract

THE DIXIE GROUP



- **Premium brand in the commercial marketplace**
- **Designer focused**
- **Strong national account base**
  - Nordstrom's, Target, Sears, Olive Garden, Red Lobster, Victoria's Secret, Applebee's
- **Growth initiative**
  - Modular/carpet tile
  - *"Energy Collection"*

Dixie Sales Continuing Operations ($ in millions)

THE DIXIE GROUP



$331
$321
$283
$203
$231
$262
350
300
250
200
150
100
50
-
17
16
11
6
6
7
314
305
272
199
225
255
2006
2007
2008
2009
2010
2011 Annualized
Carpet Sales
Processing Sales

Sales & Operating Income

($ in millions)

THE DIXIE GROUP

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Net Sales	50.5	59.1	56.7	65.1	66.0
Non-GAAP Adjusted Operating Income	(2.1)	0.2	(1.6)	2.5	1.8
Non-GAAP Adjusted EBITDA	0.9	3.1	1.3	5.2	4.3

- We have sales momentum coming out of the 1st quarter
- We improved Q1 Adj. Operating Income by $3.9 million vs. Q1 2010
- We improved Q1 Adj. EBITDA by $3.4 million vs. Q1 2010
- We need to invest less than depreciation over the next few years
  - Capital expenditures of $6.1 million vs. Depreciation & Amortization of $9.7 million in 2011

Note: Non-GAAP reconciliation on slide 35

Dixie Debt Levels

($ in millions)

THE DIXIE GROUP


$94
$84
$80
$77
$68
$61
$62
$68
$65
$68
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

- We have reduced debt $26 million since the beginning of 2008
- Availability was $10.1 million at the end of Q1 2011
- Availability was $12.4 million on May 11th, 2011

Current Business Conditions
Sales

THE DIXIE GROUP

The 1st quarter of 2011 versus prior year (adjusted for selling days):

- **Commercial sales up 18.6% vs. the industry up 7.7%**
- **Residential sales up 22.5% vs. the industry down 1.4%**
- **Dixie Group sales up 21.4% (1) vs. the industry up 2.3%**
  - All brands up in the first quarter
  - Wool and Stainmaster ® products have particularly strong sales growth
  - Commercial sales growth concentrated in modular carpet tile
  - Residential sales growth still growing fastest at either end of our selling price range
- **For 5 weeks of April of 2011 vs. 2010, sales are up more than 15%**
  - Head winds are consumer confidence and inflation expectations

- Note (1) Sales increased 30.7% on a fiscal period basis; see page 35 for Non-GAAP reconciliation

Current Business Conditions
The carpet industry is in recovery mode

THE DIXIE GROUP

- Though we see a slow recovery in the housing sector ...
  - We are less dependent than the industry upon new construction … we are driven by resale and remodel of existing homes and commercial facilities
- Actions to consolidate facilities, make organizational changes and cut expenses have positioned us for a return to profitability …
  - We have been profitable in Q4 2010 and Q1 2011
- Raw material costs have increased in 2011 …
  - But the industry has successfully passed along two price increases to cover those costs increases

Outlook

Opportunities in the future

THE DIXIE GROUP

Though the market has been difficult, we are encouraged by:

- Continued signs of recovery in the commercial sector
- Despite slow recovery in the residential sector, we have seen improvement of higher end goods in the luxury market
- Positive market reception to our new products:
  - Masland and Fabrica Wool Collections continued growth
  - Masland Avenue – new technology with a woven look
  - Stainmaster ® value products have been well accepted
  - Durasilk (polyester) products have created a new niche
  - Modular Carpet Tile is taking market share
- Having invested significantly in our capabilities for future growth … we can now take advantage of market conditions as they improve



Masland contract

DIXIE HOME



THE DIXIE GROUP



FABRICA FINE CARPET & RUGS

Masland CARPETS & RUGS



Non-GAAP Information

THE DIXIE GROUP

Use of Non-GAAP Financial Information:

The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

The Company defines Net Sales as adjusted as Net Sales divided by the actual number of weeks and multiplied by the number of weeks in a normal period. (Note 1)

The Company defines Adjusted Operating Income as Operating Income plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. One time items are characterized as not having occurred in the past two years and in management's view unlikely to occur in the near future. (Note 2)

The Company defines Adjusted EBIT as net income less income from discontinued operations, net of tax, plus taxes and plus interest. (Note 3)

The Company defines Adjusted EBTIDA as Adjusted EBIT plus depreciation and amortization, plus facility consolidation expenses and severance expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined and plus other (income) expense - net. (Note 4)

Non-GAAP Financial Information:

Net Sales Adjusted

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Weeks in Period	13	13	13	13	14
Net Sales as Reported	50,454	59,058	56,676	65,134	65,954
Adjustment for Weeks	-	-	-	-	(4,711)
Non-GAAP Net Sales as Adjusted (Note 1)	$ 50,454	$ 59,058	$ 56,676	$ 65,134	$ 61,243

Non-GAAP Financial Information:

Note a: Restated

Adjusted Operating Income (Loss)

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011 YTD
Operating income (loss)	16,707	(28,460)	(45,389)	(2,570)	1,668
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	-
Plus: Impairment of assets	-	4,478	1,459	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-
Less One time item: Insurance gain	-	-	-	-	(492)
Plus One time item: Workers' compensation retention	-	-	-	-	625
Non-GAAP Adjusted Operating Income (Loss) (Note 2)	$ 16,707	$ 1,456	$ (8,433)	$ (1,014)	$ 1,801

Adjusted Earnings before Interest and Taxes (Adjusted EBIT)

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011 YTD
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	623
Less: Income (loss) from discontinued operations, net of tax	(521)	(313)	(382)	(281)	(21)
Plus: Taxes	3,686	(2,931)	(8,870)	(2,604)	109
Plus: Interest	6,347	5,965	5,521	4,124	932
Non-GAAP Adjusted EBIT (Note 3)	$ 16,801	$ (28,134)	$ (45,208)	$ (2,853)	$ 1,685

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

($ in thousands)	2007 (a)	2008 (a)	2009 (a)	2010	2011 YTD
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,853)	1,685
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	2,519
Plus: Facility consolidation and severance expenses	-	2,317	4,091	1,556	-
Plus: Impairment of assets	-	4,478	1,459	-	-
Plus: Impairment of goodwill	-	23,121	31,406	-	-
Less One time item: Insurance gain	-	-	-	-	(492)
Plus One time item: Workers' compensation retention	-	-	-	-	625
Plus: Other (income) expense - net	(94)	(326)	(181)	283	(17)
Non-GAAP Adjusted EBITDA (Note 4)	$ 29,648	$ 15,208	$ 5,071	$ 10,561	$ 4,320

Non-GAAP Financial Information:

Adjusted Operating Income (Loss)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Operating income (loss)	(2,286)	59	(1,937)	1,594	1,668
Plus: Facility consolidation and severance expenses	211	122	304	918	-
Plus: Impairment of assets	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-
Less One time item: Insurance gain	-	-	-	-	(492)
Plus One time item: Workers' compensation retention	-	-	-	-	625
Non-GAAP Adj. Operating Income (Loss) (Note 2)	$ (2,075)	$ 181	$ (1,633)	$ 2,512	$ 1,801

Adjusted Earnings before Interest and Taxes (EBIT)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Net income (loss) as reported	(2,529)	(744)	(1,897)	516	623
Less: Income (loss) from discontinued, net tax	(70)	(60)	(28)	(122)	(21)
Plus: Taxes	(1,060)	(636)	(965)	57	109
Plus: Interest	1,235	1,082	904	903	932
Non-GAAP Adjusted EBIT (Note 3)	$ (2,284)	$ (238)	$ (1,930)	$ 1,598	$ 1,685

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)

($ in thousands)	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Q1 2011
Non-GAAP Adjusted EBIT (from above)	(2,284)	(238)	(1,930)	1,598	1,685
Plus: Depreciation and amortization	2,964	2,966	2,941	2,704	2,519
Plus: Facility consolidation & severance expenses	211	122	304	918	-
Plus: Impairment of assets	-	-	-	-	-
Plus: Impairment of goodwill	-	-	-	-	-
Less One time item: Insurance gain	-	-	-	-	(492)
Plus One time item: Workers' compensation retention	-	-	-	-	625
Plus: Other (income) expense - net	(2)	297	(7)	(5)	(17)
Non-GAAP Adjusted EBITDA (Note 4)	$ 889	$ 3,147	$ 1,308	$ 5,215	$ 4,320

Due to rounding, totals of the quarterly information for each of the years reflected may not necessarily equal the annual totals.